UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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United Bancorporation of Alabama, Inc.

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UNITED BANCORPORATION OF ALABAMA, INC.
200 East Nashville Avenue
Atmore, Alabama
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2010
     NOTICE IS HEREBY GIVEN, that pursuant to call of its Board of Directors, the Annual Meeting of Stockholders (the “Meeting”) of United Bancorporation of Alabama, Inc. (the “Corporation”), Atmore, Alabama, will be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on Wednesday, May 5, 2010, at 3:00 p.m., local time, for the purpose of considering and voting upon the following matters:
1.	Election of two persons as directors, each of whom is nominated to serve until the 2013 Annual Meeting of Stockholders and until his successor is elected and qualified.
2.	Approval of an advisory (non-binding) proposal regarding the compensation of executive officers as described in the Proxy Statement.
3.	Transaction of such business as may come properly before the Meeting or any adjournments thereof.
     You are cordially invited to attend the Meeting, and we hope you will attend.
WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.
     Stockholders of record on March 31, 2010 are entitled to receive notice of and to vote at the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ William J. Justice
William J. Justice
Chairman of the Board

Atmore, Alabama
April 5, 2010
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2010 — THE PROXY STATEMENT AND UNITED BANCORPORATION OF ALABAMA, INC.’S 2009 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT http://www.cfpproxy.com/5527.

UNITED BANCORPORATION OF ALABAMA, INC.
PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
to be held on
May 5, 2010
INTRODUCTION
     This Proxy Statement is furnished to the stockholders of United Bancorporation of Alabama, Inc. (the “Corporation”) in connection with the solicitation of proxies by the Corporation’s Board of Directors for use at the Annual Meeting of Stockholders of the Corporation to be held on May 5, 2010, at 3:00 p.m., local time, and at any adjournments thereof (the “Meeting”).
     The matters to be considered at the Meeting include: (1) the election of two (2) directors, each of whom is nominated to serve until the 2013 Annual Meeting of Stockholders, each to serve until his successor is elected and qualified; (2) approval of an advisory (non-binding) proposal regarding the compensation of executive officers as described in this Proxy Statement; and (3) the transaction of such other business as may come properly before the Meeting.
     The Corporation’s executive offices are located at 200 East Nashville Avenue, Atmore, Alabama 36502. For information on how to obtain directions to the Annual Meeting, please call or email Tina Brooks at (251) 446-6001 or tbrooks@ubankal.com, respectively. This Proxy Statement is dated April 5, 2010 and, together with a copy of the Corporation’s 2009 Annual Report, is being mailed to stockholders of the Corporation on or about April 8, 2010.
VOTING SECURITIES
     As of March 31, 2010, the Corporation’s only outstanding voting security was its Class A Stock, of which 2,279,669 shares (excluding treasury shares) were issued, outstanding, and entitled to vote. Those shares were held by approximately 862 stockholders of record. Stockholders of record on March 31, 2010 are entitled to receive notice of and to vote at the Meeting.
     Notwithstanding that date, the Corporation’s stock transfer books will not be closed, and stock may be transferred after the record date, although only stockholders of record as of the record date may vote at the Meeting.
     The directors, nominees for election as directors, and executive officers of the Corporation as a group number nine persons and, as of March 31, 2010, beneficially owned 271,352 shares of Class A Stock, 11.90% of the total shares of such stock outstanding. See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

VOTES REQUIRED
     The representation in person or by proxy of at least a majority of the outstanding Class A Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.
     The election of directors requires an affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting. The nominees receiving the highest number of affirmative votes of such shares will be elected as directors. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote for directors. See “ADVISORY VOTE ON EXECUTIVE COMPENSATION” below for information regarding voting on Proposal 2. Although the Corporation is presently not aware of any other matters to be acted upon at the Meeting, any other matters that may be considered and acted upon by the stockholders at the Meeting would require approval by the affirmative vote of at least a majority of the shares entitled to vote and represented at the Meeting either in person or by proxy. Abstentions would be treated as votes cast with respect to any such matter and therefore will have the same effect as a vote against such matter. Broker non-votes will not be counted as votes cast with respect to such matter and therefore would have no effect on the outcome of the votes.
PROXIES
     If the enclosed Proxy is executed and returned, it may be revoked at any time before it has been exercised; if it is not revoked, the shares represented thereby will be voted by the persons designated in such Proxy in accordance with the instructions therein. In the absence of instructions, the Proxy will be voted FOR election of each of the director nominees described in this Proxy Statement, FOR Proposal 2, and with discretionary authority on all other matters that may come properly before the Meeting.
PROPOSAL 1
ELECTION OF DIRECTORS
     The following table sets forth the name of each nominee and each director of the Corporation continuing in office after the Meeting, a description of his or her position and offices, if any, with the Corporation and its subsidiaries, a brief description of his or her principal occupation during at least the last five years, and certain other information, including his or her age. Each such director, with the exception of Mr. Justice, and each nominee is a director of the Corporation’s wholly-owned subsidiary, United Bank (“United Bank” or the “Bank”).

	Director	Date Term As	Principal Occupation
Name and Age	Since	Director Expires	During Past Five Years

Michael R. Andreoli (48)	2004	May 2013*	Stockholder and Vice President, Robertson, Andreoli & Covington, P.C., certified public accountants; General Partner, Alcon Properties; Vice Chairman of the Board of United Bank.

Dale M. Ash (50)	2002	May 2011	Partner, Treasurer of Pepsi-Cola Bottling Company of Atmore, Inc.; VP South Alabama Vending Company; Partner, Weeks Bay Mitigation Bank.

L. Walter Crim (64)	1997	May 2012	Owner, Central Farm Supply.

Leslie H. Cunningham (60)	2009	May 2012	Farmer, Cunningham Farms.

Robert R. Jones, III (58)	1992	May 2011	President of the Corporation since May, 1993; Chief Executive Office of the Corporation since May, 2006; President and Chief Executive Officer of United Bank since July, 1992.

William J. Justice (70)	1991	May 2012	Chairman of the Board of the Corporation; Pharmacist; former President and Chief Executive Officer, Greenlawn Pharmacy.

Richard K. Maxwell (58)	2008	May 2012	Owner, Maxwell Construction Company; Owner, West Side Storage Company; Partner, Triterra Development Co, LLC

David D. Swift, Sr. (59)	1995	May 2013*	Vice Chairman of the Board of the Corporation; Chairman of the Board of United Bank; Vice President, Swift Lumber, Inc; President & CEO, Swift Supply, Inc.; Partner, Palustris Products, Ltd.

*	nominee for election for a term expiring at the 2013 Annual Meeting of Stockholders

     The Bank is a wholly owned subsidiary of the Corporation. None of the other entities listed under the column “Principal Occupation During Past Five Years” above is affiliated with the Corporation.
     Each director of the Corporation continuing in office after the Meeting attended at least 75% of the meetings of the Corporation’s Board of Directors and its committees held during 2009 while he or she served as a director. The Corporation’s Board of Directors held nine meetings in 2009.
     The Board of Directors strives to be composed of a diverse group of persons with a variety of experience, qualifications, attributes and skills that enable it to meet the needs of the Corporation’s governance. In particular, the Board of Directors is constituted by a group of individuals which have a mix of skills and knowledge in the areas of banking, finance, accounting and business. In addition, members of the Board of Directors are active in, and knowledgeable about, the local communities in which the Corporation operates. A number of the members of the Corporation’s Board of Directors are also among the largest of the Corporation’s shareholders.
     When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Corporation’s business and structure, the Board of Directors considered the information discussed in each director’s biography above. The Board of Directors also considered the many years of experience represented by Mrs. Ash and Messrs. Crim, Cunningham, Jones, Justice and Swift, each of whom have been involved with the Corporation or the Bank for at least ten years. Each of the Corporation’s directors also has business and personal relationships with people in their respective communities which provide an important connection to the Corporation’s customers. In addition, the Board of Directors believes that each of the directors has a reputation for honesty, integrity and adherence to high ethical standards.
     With regard to Messrs. Crim, Cunningham, Justice, Maxwell and Swift, the Board of Directors considered their experience owning and operating a business. Mr. Andreoli is a certified public accountant and Mrs. Ash has experience with bank financial accounting. Both have a thorough knowledge of accounting and financial statements. Mr. Maxwell also has extensive experience with real estate development, construction, management and maintenance, which is valuable for a community banking organization with a number of locations and for which real estate often serves as collateral for loans. Mr. Jones is an experienced community banker with knowledge of how to operate and manage community banks. He received a masters degree in banking and is a past president of the Alabama Bankers Association. Each of the directors and nominees is active in civic organizations in the communities served by the Bank.
     The Corporation has chosen to separate the Chairman of the Board and Chief Executive Officer positions. In addition, the Corporation has created the position of Vice Chairman of the Board of Directors. The Board of Directors believes that this leadership structure facilities its oversight of management. In addition, the Board of Directors believes that this leadership structure better protects shareholder interests by providing independent oversight of management.
     The duties of the non-executive Chairman of the Board include:
•	presiding over all meetings of the Board of Directors;

•	preparing the agenda for Board of Directors meetings with the Corporate Secretary and in consultation with the Chief Executive Officer and other members of the Board of Directors;

•	assigning tasks to the appropriate committees of the Board of Directors;

•	ensuring the information flows openly between senior management and the Board of Directors; and

•	presiding over all meetings of shareholders.
     The Corporation believes that the Board of Directors, the Board committees as presently constituted and the leadership structure of the Board of Directors enables the Board of Directors to fulfill its role in overseeing and monitoring the management and operations of the Corporation and protecting the interests of Corporation and its shareholders.
     The Board of Directors oversees the risk management of the Company through its committees and the positions of Chairman and Vice Chairman of the Board of Directors. The Board’s Audit Committee monitors (1) the effectiveness of the Corporation’s internal controls, (2) the integrity of its Consolidated Financial Statements and (3) compliance with legal and regulatory requirements. In addition, the Audit Committee coordinates with the internal audit function and the independent registered public accountant.
     At its quarterly meetings, the Board of Directors reviews and discusses the financial statements of the Bank, periodic reports filed by the Corporation and the policies and practices of the Corporation. In addition, the Board of Directors reviews corporate strategies and objectives, evaluates business performance and reviews the annual business plan.
     The Corporation does not have a standing nominating committee, and all director nominations are considered by the Board of Directors as a whole, with each director participating in consideration of director nominees. The Board of Directors has not adopted a nominating committee charter. Certain members of the Board are not “independent directors” as defined by NASDAQ rules as described under “AUDIT COMMITTEE REPORT” below. As an employee of the Corporation’s subsidiary, United Bank, Mr. R. Jones is not an “independent director.” Messrs. Justice and Swift do not meet that definition solely by virtue of their serving as officers of the Corporation, notwithstanding that none is employed by the Corporation or its subsidiaries. The other members of the Board of Directors are “independent directors” as so defined.
     The Board of Directors does not have a specific policy regarding diversity when identifying director nominees; however, the goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their respective professional and business experiences, particularly in the communities served by the Bank. Experience as a director of the Bank is generally considered a strong positive factor in evaluating nominees. Depending upon the needs of the Board of Directors and the Corporation from time to time, certain of the factors described below may be weighed more or less heavily in evaluating potential nominees. There are no specific, minimum qualifications, qualities or skills that must be met by potential nominees.
     The Board of Directors identifies nominees by first considering on an informal basis the current members of the Board of Directors. Current members of the Board of Directors are considered for re-nomination, with strong consideration generally given to the value of continuity of service by existing members of the Board of Directors. If a vacancy on the Board of Directors occurs due to a director’s decision not to stand for re-election or for any other reason, the Board of Directors will then determine if there is a need to fill the vacancy or reduce the number of directors serving on the Board of Directors, in accordance with the Corporation’s Bylaws and Certificate of Incorporation. If the Board of Directors determines a need to fill a vacancy, current members of the Board of Directors are polled for suggestions as to individuals meeting desired criteria, and research may also be performed to identify qualified individuals. To date, the Board of

Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors may do so in the future.
     Historically, the Corporation has not had a formal policy concerning stockholder recommendations for nominees, and the Board of Directors does not feel that such a formal policy is warranted at this time based on what it believes to be satisfactory experience to date in identifying director nominees without such a policy. However, a reasonable stockholder recommendation will be considered, in light of the particular needs of the Corporation and using the procedures set forth above if the Board is seeking to fill a vacancy. Except in extraordinary circumstances, the Board of Directors does not anticipate increasing the number of directors to allow nomination by the Board of Directors of a stockholder-recommended nominee. Any such recommendation should be communicated to the Board of Directors as described below. Although it does not presently anticipate doing so, the Board of Directors may reconsider adoption of a formal policy for stockholder recommendations for director nominees at such time as it believes that the Corporation’s circumstances warrant such consideration.
     The Corporation has not instituted to date a formal process by which stockholders may communicate directly with directors. However, informal processes exist by which communications sent to the Board of Directors or in care of an officer or other representative of the Corporation are forwarded to the President and Chief Executive Officer, who is also a director. The Board of Directors believes this process has adequately served the needs of the Board of Directors and the Corporation’s stockholders. Until some other procedure is disclosed to the Corporation’s stockholders, stockholders may direct communications intended for the Board of Directors to the Stockholder Relations Department, at the address set forth under “ANNUAL REPORT ON FORM 10-K” below. The envelope containing such communication must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication” or similar statement that clearly indicates the communication is intended for the Board of Directors. All such communications must clearly indicate that the author is a stockholder of the Corporation and state whether the intended recipients are all members of the Board of Directors or certain specified directors. Copies of such communications will be circulated to the President and the appropriate director or directors.
     The Corporation’s Board of Directors has established an Audit Committee and a Compensation Committee. See “AUDIT COMMITTEE REPORT” below. In addition, the Board of Directors of United Bank has established an audit committee.
     It is intended that, unless “Withhold Authority” is noted, proxies in the accompanying form will be voted at the Meeting for the election to the Board of Directors of Michael R. Andreoli and David D. Swift, Sr. to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Both of the nominees are currently members of the Board of Directors. If any nominee is not a candidate when the election occurs (which is not anticipated to be the case), it is intended that the proxies may be voted, unless authorization is withheld, for any substitute nominee or nominees recommended by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director if elected.
THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS
A VOTE “FOR” ELECTION OF THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
     As of March 31, 2010, there were no persons who owned of record or, to the knowledge of the Corporation, may be deemed to own beneficially, more than 5% of the outstanding shares of the Corporation’s Class A Stock.
     The table below sets forth, as of March 31, 2010, the number of shares of Class A Stock beneficially owned by each director and nominee and by all executive officers and directors as a group.

			Percentage
	Amount and Nature of		of Outstanding
Name	Beneficial Ownership		Class A Stock

Michael R. Andreoli	9,143(1)		*
Dale M. Ash	17,538(2)		*
L. Walter Crim	16,587(3)		*
Leslie H. Cunningham	43,545(4)		1.91%
Robert R. Jones, III	82,207(5)		3.61%
William J. Justice	35,222(6)		1.55%
David D. Swift, Sr.	59,121(7)		1.70%
Richard K. Maxwell	6,925(8)		*
All executive officers, directors and nominees as a group (9 persons)	271,352(1)	(2)(3)(4)(5) (6)(7)(8)(9)	11.90%

*	less than 1%

(1)	Includes 2,637 shares owned jointly with his wife; 272 shares owned jointly with his children; 2,383 shares owned in his Individual Retirement Account; and 2,800 shares which may be acquired within 60 days upon exercise of options.

(2)	Includes 2,396 shares owned jointly with her children; and 1,366 shares which may be acquired within 60 days upon exercise of options; and 2,037 shares owned by United Bank in her Individual Retirement Account.

(3)	Includes 5,362 shares owned jointly with his grandchildren.

(4)	Includes 400 shares which may be acquired within 60 days upon exercise of options

(5)	Includes 9,509 shares owned jointly with his wife; 3,746 shares owned by United Bank in his Individual Retirement Account; 2,534 shares owned by United Bank in an Individual Retirement Account for his wife; 318 shares owned jointly by his wife and his daughter; and 24,480 shares which may be acquired within 60 days upon exercise of options.

(6)	Includes 18,615 shares owned jointly with his wife; 6,317 shares owned by his wife, as to which shares Mr. Justice disclaims beneficial ownership; 775 shares owned by Mr. Justice for his granddaughters, as to which shares Mr. Justice disclaims beneficial ownership; 160 shares owned by United Bank in his Individual Retirement Account; and 150 shares owned by United Bank in an Individual Retirement Account for his wife.

(7)	Includes 7,906 shares owned by his wife; 20,402 shares held by a limited liability company of which Mr. Swift is a member; and 503 shares held by his wife as trustee, as to all of which shares Mr. Swift disclaims beneficial ownership.

(8)	Includes 2,000 shares which may be acquired within 60 days upon exercise of options.

(9)	Includes 1,064 shares owned by Mr. Allen O. Jones, Jr., Chief Financial Officer and Treasurer of the Corporation, jointly with his wife.

EXECUTIVE OFFICERS
     The following table lists the executive officers of the Corporation and the respective positions held by them in the Corporation. Each is a director of the Corporation, except for Allen O. Jones, Jr., and information regarding their other business experience during the past five years and certain other information is set forth under the caption “ELECTION OF DIRECTORS” above. Mr. A. Jones, age 60, has been Chief Financial Officer and Treasurer of the Corporation since August 2006. From 2005 to August 2006, Mr. A. Jones served as Head of Strategic Planning for Greer’s Supermarkets; a south-Alabama based supermarket chain. Prior to his employment by Greer’s Supermarkets, Mr. A. Jones was employed as an independent consultant. From 2000 to 2004, Mr. A. Jones was employed by Delmas Capital, LLC of Pascagoula, Mississippi as Chief Financial Officer, Treasurer and Senior Operating Officer.

Name	Position

Robert R. Jones, III	President and Chief Executive Officer

William J. Justice	Chairman of the Board

David D. Swift, Sr.	Vice Chairman of the Board

Allen O. Jones, Jr.	Chief Financial Officer and Treasurer
     The executive officers of the Corporation are elected annually at the organizational meeting of the Board of Directors, which follows the annual meeting of stockholders, to serve until the organizational meeting in the subsequent year. Except as described under Agreements with Mr. R. Jones and Agreement with Mr. A. Jones below, there are no known arrangements or understandings between any executive officers and any other person pursuant to which any of the above-named persons was selected as an officer.
DIRECTOR COMPENSATION
     Directors of the Corporation receive a standard quarterly fee for such service of $1,000 ($1,250 for the Corporation’s Board Chairman, William J. Justice). In addition, directors who also served on the Board of Directors of United Bank received a monthly fee for such service of $1,000 ($1,350 for United Bank Board Chairman David D. Swift, Sr.) and $50 for each loan committee meeting, unless such loan committee meeting fell on the same day as a regular board meeting. See “EXECUTIVE COMPENSATION” below for information regarding compensation paid to executive officers of the Corporation.
     In connection with the Corporation’s adoption of the Stock Option Plan in 1998, each director of the Corporation was granted nonstatutory stock options to purchase 4,000 shares of Class A Stock at an exercise price of $8 per share (the number of shares and exercise price having been adjusted in accordance with the Stock Option Plan to account for the 2-for-1 splits of Class A Stock in May 1999 and June 2004), with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 1999 through 2001, respectively.
     In connection with her election to the Board of the Corporation in December 2002, Mrs. Ash was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $15.75 per share (taking into account the June 2004 split), with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 2003 through 2006, respectively.

     In connection with his election to the Board of the Bank in May 2002, Mr. Andreoli was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $15.65 per share (taking into account the June 2004 split), with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in May of 2003 through 2006, respectively. In connection with his subsequent election to the Board of the Corporation in May 2004, Mr. Andreoli was granted nonstatutory stock options to purchase an additional 2,000 shares of Class A Stock at an exercise price of $16.00 per share, with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in May of 2006 through 2008, respectively.
     In connection with their election to the Board of the Corporation in 2008 and 2009, respectively, Mr. Maxwell and Mr. Cunningham were each granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $14.85 per share, with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in each of years two through five of the term of the option grants.
Director Compensation Table
The following table shows all non-employee director compensation paid for 2009:

	Fees Earned or	Option		All Other
	Paid in Cash	Awards		Compensation	Total
Name	($)	($)		($)(1)	($)

Michael R. Andreoli	18,658	0	(2)	750	19,408

Dale M. Ash	19,008	0	(3)	750	19,758

L. Walter Crim	14,950	0	(4)	750	15,700

William J. Justice	19,842	0	(4)	750	20,592

Richard K. Maxwell	18,792	29,700	(5)	0	48,492

David D. Swift, Sr.	23,242	0	(6)	750	23,992

Leslie H Cunningham(7)	17,950	29,700	(8)	750	48,400

(1)	$750.00 paid on long-term disability insurance policy for all directors other than Mr. Maxwell.

(2)	At December 31, 2009, Mr. Andreoli held options to purchase 2,800 shares of common stock.

(3)	At December 31, 2009, Mrs. Ash held options to purchase 1,366 shares of common stock.

(4)	At December 31, 2009, Messrs. Crim and Justice held no options to purchase shares of common stock.

(5)	At December 31, 2009, Mr. Maxwell held options to purchase 2,000 shares of common stock.

(6)	At December 31, 2009, Mr. Swift held no options to purchase shares of common stock.

(7)	Mr. Cunningham was elected to the board on May 6, 2009.

(8)	At December 31, 2009, Mr. Cunningham held options to purchase 2,000 shares of common stock.

EXECUTIVE COMPENSATION
     Officers of the Corporation are remunerated by United Bank. The following Summary Compensation Table sets forth certain information concerning compensation paid to the Corporation’s (1) President and Chief Executive Officer and (2) Chief Financial Officer and Treasurer, during the year ended December 31, 2009. There were no other executive officers of the Corporation who received total compensation exceeding $100,000 during the year ended December 31, 2009.
Summary Compensation Table

					Stock
		Salary	Bonus		Awards	All Other		Total
Name and Principal Position	Year	$	$		$	Compensation ($)		$

Robert R. Jones, III	2009	250,000	0	(1)	0	151,092	(2)	401,092
President and Chief Executive Officer of the Corporation	2008	250,000	0	(1)	0	137,957	(2)	387,957
President and Chief Executive Officer of the Bank

Allen O. Jones, Jr.	2009	129,168	0	(1)	0	7,128	(4)	136,296
Chief Financial Officer and Treasurer of the Corporation	2008	129,168	0	(1)	8,567 (3)	8,334	(4)	146,069
Chief Financial Officer of the Bank

(1)	No bonuses were paid to employees of the Corporation for services rendered in 2008 or 2009.

(2)	Includes $27,082 paid to Mr. R. Jones pursuant to the 2001 Agreement described below in each of 2009 and 2008, respectively; $12,233 and $11,590 contributed by United Bank for the account of Mr. R. Jones pursuant to United Bank’s 401(k) Employee Incentive Savings Plan in 2009 and 2008, respectively; $18,858 and $9,283 in fees for attendance at meetings of United Bank’s Board of Directors in 2009 and 2008, respectively; $92,169 accrued in 2009 and $86,952 accrued in 2008 to provide for certain post-employment benefits pursuant to the 2001 Agreement described below; $0 and $2,300 in profit-sharing payments made in 2009 and 2008 for services in 2008 and 2007; and $750 paid to directors of United Bank for disability insurance in each of 2009 and 2008, respectively.

(3)	This amount reflects the total compensation cost recognized for fiscal 2008 in accordance with ASC Topic 718 for stock awards granted under the 2007 Equity Incentive Plan.

(4)	Includes $7,128 and $7,052 contributed by United Bank for the account of Mr. A. Jones pursuant to United Bank’s 401(k) Employee Incentive Savings Plan in 2009 and 2008, respectively; and $0 and $1,282 in profit sharing payments made in 2009 and 2008 for services in 2008 and 2007.

EXECUTIVE COMPENSATION DISCUSSION
     The Board of Directors of the Corporation established a Compensation Committee in March, 2009 for determination of executive compensation. The Compensation Committee consists of all members of the Corporation’s Board of Directors other than Mr. R. Jones, who is an executive officer of the Corporation. Prior to March, 2009, the Board of Directors of the Bank made compensation determinations with respect to employees of the Bank, including those who were executive officers of the Corporation, based on the recommendations of the Compensation Committee of the Bank’s Board of Directors.
     Since March 2009, the Compensation Committee of the Corporation has made compensation determinations with respect to employees of the Bank, including those who are executive officers of the Corporation. For executives other than the President and Chief Executive Officer, the Compensation Committee acts on the compensation recommendations of the President and Chief Executive Officer, with the objective of providing compensation competitive with that provided by comparable financial institutions.
     The compensation of the President and Chief Executive Officer, Mr. R. Jones, is determined by the Compensation Committee in accordance with the provisions of Mr. R. Jones’ employment agreement. See Agreements with Mr. R. Jones below. Mr. R. Jones’ compensation consists of a specified annual salary, performance-based annual cash incentive compensation, long-term incentives in the form of stock options and other equity awards, and other benefits. The Compensation Committee based its determination of Mr. R. Jones’ compensation package as reflected in the employment agreement on the advice and recommendation of a compensation consultant specializing in the banking industry, with the intent of providing a compensation package designed to retain Mr. R. Jones’ services and motivate him to perform to the best of his abilities. Mr. R. Jones’ 2009 base salary reflects the Board’s determination of the salary level necessary to meet this objective. As described below, long-term incentives in the form of incentive stock options were granted to Mr. R. Jones in accordance with the employment agreement as supplemented in 1999.
     Compensation for executive officers other than the President and Chief Executive Officer consists of annual base salary, annual cash bonuses and awards under the Corporation’s equity incentive plans determined by the Compensation Committee, primarily on the recommendation of the President and Chief Executive Officer. Base salary is determined at hiring and is reviewed annually for increases based upon performance evaluations made by the President and Chief Executive Officer. Annual cash bonuses are generally awarded as a percentage of base salary. The bonus, if any, is based on the individual’s compensation, salary grade and individual performance and the performance of the Bank.
     The stockholders of the Corporation approved the 2007 Equity Incentive Plan (the “2007 Plan”) at the 2007 Annual Meeting and awards under the 2007 Plan were made to certain officers of the Corporation beginning in October, 2007. It is contemplated that the percentage of incentive compensation to total compensation will increase over time. The Corporation intends that the long-term incentives provided by the 2007 Plan will help the Corporation recruit, retain and motivate its officers, directors and employees.
     Agreements with Mr. R. Jones. The Bank and Mr. R. Jones entered into an Executive Compensation Agreement as of May 28, 1993 (the “1993 Agreement”) which provided for certain deferred compensation benefits. The 1993 Agreement was replaced in 2001 by the Supplemental Compensation and Amendment Agreement (the “2001 Agreement”) discussed below, with amounts payable thereunder for 2008 being described under “All Other Compensation” in the Summary Compensation Table above.

     Following discussions in the latter part of 1997, the Bank entered into an Employee Agreement with Mr. R. Jones dated as of January 1, 1998 (the “Agreement”). Pursuant to the Agreement, Mr. R. Jones has agreed to provide full-time professional services to the Bank in the capacity of President and Chief Executive Officer of the Bank, to the exclusion of other businesses or activities. The Agreement was for an initial term from January 1, 1998 through December 31, 2001, and unless terminated will automatically renew on January 1 of each year for a three-year term. The Agreement provides for a specified annual salary, together with performance-based cash incentive compensation (“Bonus”) determined by the Board of the Bank at the time of its annual review of Mr. R. Jones’ performance. The Bonus under the Agreement is calculated as a percentage of Mr. R. Jones’ salary, ranging from zero to 45%, based on attainment of certain net income levels by the Bank. Salary and Bonus paid to Mr. R. Jones for 2009 and 2008 are reflected in the Summary Compensation Table above. The Agreement specifies that Bonus awards are intended to eventually be governed by an Executive Incentive Compensation Plan applicable to certain officers of the Bank generally, as well as to the President and Chief Executive Officer of the Bank. The Agreement also provides for Mr. R. Jones to receive long-term incentives at the discretion of the Board; benefits provided to employees of the Bank generally; reimbursement of reasonable and customary business expenses incurred by him in connection with the performance of his duties; payment or reimbursement of certain fees for professional and other organizations in the Bank’s market area; an automobile allowance; and vacation time. As amended by the 2001 Agreement, the Agreement also provides for supplemental compensation to be paid by the Bank to Mr. R. Jones upon retirement and in certain other circumstances as set forth in the 2001 Agreement.
     The Agreement also provides generally that, in the event of Mr. R. Jones’ death, the Bank will pay to his estate one quarter of his then-current annual salary plus a prorata portion of the Bonus otherwise payable to him, provided that in the event the Bank purchases life insurance with benefits payable to Mr. R. Jones’ beneficiary or estate equal to or in excess of the amounts payable in the event of death, no additional payments will be required; that, in the event of his disability, the Bank will pay his salary and a prorata portion of Bonus until the earlier of twelve months after the date of disability or such time as disability benefits commence under a Bank-provided disability insurance policy; and that the Bank will pay Mr. R. Jones an amount equal to monthly salary, benefits and prorata Bonus for twelve months after termination of his employment if such termination is not for cause or a result of material change in Mr. R. Jones’ duties and responsibilities.
     Under the Agreement, Mr. R. Jones has agreed that, during the term of his employment and for two years thereafter, he will not engage in any business similar of that of the Bank or any of its affiliates or solicit any employee of the Bank or any of its affiliates to leave their employment with the Bank.
     In a Supplemental Agreement with Mr. R. Jones dated as of March 9, 1999 (the “Supplemental Agreement”), the Corporation and the Bank agreed that, subject to his continued employment by the Bank at such times, in each year beginning in 1999 and ending in 2002, the Corporation would grant an incentive stock option (“ISO”) covering 8,160 shares of stock (the number of shares having been adjusted to account for the 2-for-1 splits of Class A Stock in May 1999 and June 2004) to Mr. R. Jones, exercisable at the then-current fair market value of Class A Stock, with each such ISO being exercisable in five equal installments, the first of which vested on the date of the grant. The last grant of options pursuant to the Supplemental Agreement was made in 2002.

     On December 12, 2007, the Corporation and Mr. R. Jones entered into an amendment to the Supplemental Agreement. The amendment to the Supplemental Agreement adds or modifies provisions of the Supplemental Agreement to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and administrative guidance of the Internal Revenue Service published thereunder.
     The 2001 Agreement, which became effective as of January 1, 2001, provides for annual payments on a life insurance contract (“Insurance Payments”) in lieu of comparable payments previously required under the 1993 Agreement. In addition to the benefits under the Agreement and in lieu of post-employment payments previously specified in the 1993 Agreement, the 2001 Agreement provides for a normal retirement benefit of $102,000 per year to be paid to Mr. R. Jones for 20 years if he remains employed by the Bank until normal retirement age; lump sum payment to his beneficiary in the event of his earlier death; and proration of the annual payment amount if his employment by the Bank is terminated before normal retirement age for reasons other than his death, total and permanent disability, cause, or his voluntary termination without required notice, with the prorated annual payment amount increasing by 5% annual increments from 50% of the normal retirement benefit in 2001 to 100% in 2011 and thereafter. The 2001 Agreement also provides that if Mr. R. Jones’ employment by the Bank is terminated within 36 months after a change of control of the Corporation, as defined in the Agreement, he will receive a lump sum payment equal to (a) the discounted present value of the normal retirement benefit, plus (b) the discounted present value of the Insurance Payments for the lesser of ten years or the number of years until he would reach the age of 65.
     On March 29, 2010, the Corporation and Mr. R. Jones entered into a CPP Restriction Agreement. The CPP Restriction Agreement modifies the employment and other agreements entered into with Mr. R. Jones to comply with the TARP Standards for Compensation and Corporate Governance adopted by the U.S. Department of the Treasury (“Treasury”) in 2009. For the period during which Treasury holds equity or debt securities of the Corporation (the “CPP Compliance Period”), the CPP Restriction Agreement generally prohibits payments upon Mr. R. Jones departure from the Corporation, tax gross-ups and bonus payments other than certain restricted stock awards. Further, the CPP Restriction Agreement requires that during the CPP Compliance Period Mr. R. Jones repay any bonus or incentive compensation based on materially inaccurate financial statements or other materially inaccurate performance metrics. Finally, any noncompete agreement between the Corporation and Mr. R. Jones is suspended during the CPP Compliance Period.
     Agreement with Mr. A. Jones. In September 2007, the Bank entered into an Employment Agreement with Mr. A. Jones (the “2007 Agreement”). Pursuant to the 2007 Agreement, Mr. A. Jones has agreed to provide full-time professional services to the Bank in the capacity of Senior Vice President and Chief Financial Officer of the Bank, to the exclusion of other businesses or activities. The 2007 Agreement is for an initial term of one year, and unless terminated will automatically renew each year for a one-year term. The 2007 Agreement provides for a specified annual salary, together with the opportunity to earn an annual incentive award in accordance with the Bank’s incentive plan. Salary and bonus paid to Mr. A. Jones for 2009 and 2008 are reflected in the Summary Compensation Table above.
     The 2007 Agreement also provides for (i) benefits provided to employees of the Bank generally, (ii) an award of 505 restricted shares of the Corporation’s common stock under the 2007 Equity Incentive Plan, and (iii) payment of a cash benefit equal to Mr. A. Jones’ then current base salary in the event of termination by the Bank without cause or by Mr. A. Jones for good reason in either case within two years of a change in control.

     Under the 2007 Agreement, Mr. A. Jones has agreed that, during the term of his employment and for one year thereafter, he will not engage in any business similar to that of the Bank or any of its affiliates or solicit any employee of the Bank or any of its affiliates to leave their employment with the Bank.
     On March 29, 2010, the Corporation and Mr. A. Jones entered into a CPP Restriction Agreement. The terms of the agreement are substantially similar to the terms of the CPP Restriction Agreement described above with respect to Mr. R. Jones; provided, however, that the agreement with Mr. A. Jones does not prohibit bonus payments.
Outstanding Equity Awards at December 31, 2009
     The following table shows stock options and stock awards outstanding on December 31, 2009 held by Mr. R. Jones and Mr. A. Jones as of such date.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of	Market Value
	Underlying	Underlying			Shares of	of Shares of
	Unexercised	Unexercised	Option		Stock That	Stock That
	Options	Options	Exercise		Have Not	Have Not
	(#)	(#)	Price	Option Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)

Robert R. Jones, III		-0-

	8,160	-0-	15.65	12/22/2010

	8,160	-0-	16.25	12/22/2011

	8,160	-0-	16.25	12/22/2012

Allen O. Jones, Jr.					1,029	9,673

Outstanding Options under Equity Compensation Plans
     The following table sets forth certain information at December 31, 2009 with respect to the Corporation’s equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Corporation’s securities.

Number of Securities
Remaining Available
	Number of Securities	Weighted Average	for Future Issuance under
	to be issued upon Exercise	Exercise Price of	Equity Compensation
	of Outstanding Options,	Outstanding Options	Plan (excluding securities
Plan Category	Warrants and Rights	Warrants and Rights	reflected in the first column)
Equity Compensation Plans Approved by Security Holders — 1998 Stock Option Plan	30,646	$16.02	-0-

Equity Compensation Plans Approved by Security Holders — 2007 Equity Incentive Plan	4,000	$14.85	293,978

Equity Compensation Plans Not Approved by Security Holders	-0-	-0-	-0-
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Some Corporation and United Bank directors, officers, and principal stockholders, and their associates and immediate families were customers of, or had transactions with, subsidiaries of the Corporation in the ordinary course of business during 2009. In addition, some Corporation and United Bank directors are directors, officers, trustees, or principal security holders of corporations or other organizations that were customers of, or had transactions with, the Corporation or its subsidiaries in the ordinary course of business during 2009. All outstanding loans and other transactions with the Corporation’s, and its subsidiary’s, directors, officers, and principal stockholders, and their associates and immediate families, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and when made did not involve more than the normal risk of collectability or present other unfavorable features. In addition to banking and financial transactions, the Corporation and its subsidiaries may have had additional transactions with, or may have used products or services of, various organizations of which directors of the Corporation or its subsidiaries are directors, officers, or principal stockholders. Such transactions were on terms comparable to those which would have been recorded with unaffiliated parties, and the amounts involved in such noncredit transactions have in no case been material in relation to the business of the Corporation and its subsidiaries or to such other organizations.

AUDIT COMMITTEE REPORT
     In January 2003, the Corporation established an Audit Committee of the Board of Directors of the Corporation. The members of the Audit Committee are Michael R. Andreoli, Dale M. Ash, L. Walter Crim, Leslie H. Cunningham, William J. Justice, Richard K. Maxwell and David D. Swift, Sr. Although the Corporation is not subject to the listing standards of any stock exchange, including the National Association of Securities Dealers (“NASD”), SEC regulations require disclosure of whether Audit Committee members are “independent” as defined in the rules of some of those organizations. Mrs. Ash and Messrs. Andreoli, Crim and Maxwell are “independent directors” as defined in NASDAQ Rule 5605, and Messrs. Justice and Swift do not meet that definition solely by virtue of their serving as officers of the Corporation, notwithstanding that none is employed by the Corporation or its subsidiaries. Mrs. Ash and Mr. Andreoli are “audit committee financial experts” as defined in SEC regulations.
     The Audit Committee is responsible for the appointment, compensation and oversight of the Corporation’s independent auditors. The Audit Committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of the Corporation’s financial statements, the Corporation’s compliance with applicable legal and regulatory requirements and the performance of the Corporation’s internal audit function. The Committee also meets periodically with the Corporation’s independent auditors and the Bank’s internal auditors outside of the presence of the Corporation’s management, and possesses the authority to retain professionals to assist it with meeting its responsibilities without consulting with management. The Committee is also responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters. The Audit Committee met 7 times in 2009. The Audit Committee is governed by a written charter adopted by the Board of Directors in January 2003, and amended on September 15, 2009, a copy of which was attached to this Proxy Statement as Appendix A.
     Management is responsible for the preparation of financial statements and the integrity of the reporting process, including the system of internal and disclosure controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The primary responsibility of the Audit Committee is to oversee the Corporation’s financial reporting process on behalf of the Board. In so doing the Audit Committee is entitled under its charter to rely on reports and other information from sources it in good faith believes to be reliable, including the Audit Committee of the Board of Directors of the Bank.
     The Audit Committee has reviewed and discussed the audited financial statements of the Corporation with management; has discussed with the independent auditor of the Corporation, Mauldin and Jenkins, Certified Public Accountants, L.L.C. (“Mauldin & Jenkins”), the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and has received the written disclosures and the letter from Mauldin & Jenkins required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Mauldin & Jenkins their independence. Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors of the Corporation that the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.
Michael R. Andreoli
William J. Justice
Dale M. Ash
Richard K. Maxwell
L. Walter Crim
David D. Swift, Sr.
Leslie H. Cunningham

REPORTS UNDER SECTION 16 OF THE SECURITIES AND EXCHANGE ACT
     Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires the Corporation’s executive officers and directors, and any persons who own more than 10% of the Class A Stock, to file reports of ownership and changes in ownership with the Security and Exchange Commission (“SEC”). The Corporation believes that all requirements under Section 16(a) of the Exchange Act applicable to directors and executive officers of the Corporation were complied with by such persons during the last fiscal year. In making this disclosure, the Corporation has relied on written representations by or on behalf of its directors and executive officers and copies of reports filed.
EXPENSES OF SOLICITATION
     The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers, or other employees of the Corporation or its subsidiaries personally, by telephone, or by telefacsimile. The Corporation does not expect to pay any compensation for the solicitation of proxies, but will reimburse brokers, custodians, or other persons holding stock in their names or in the names of nominees, for their reasonable expenses in sending proxy materials to principals and obtaining their instructions.
PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION
     The American Recovery and Reinvestment Act of 2009 (the “Act”) requires the Corporation to permit a non-binding stockholder vote on the compensation of the Corporation’s named executive officers, as described in its proxy statement during the period in which any obligation arising from the Corporation’s participation in the TARP Capital Purchase Program remains outstanding.
     This proposal, commonly known as a “say-on-pay” proposal, gives the Corporation’s stockholders the opportunity to endorse or not endorse the Corporation’s executive pay program and policies through the following resolution:
“Resolved, that the stockholders approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in this proxy statement.”
     As provided in the Act, this vote will not be binding on the Board of Directors of the Corporation and may not be construed as overruling a decision by the Board of Directors nor to create or imply any additional fiduciary duty by the Board of Directors. The Board of Directors, however, may take into account the outcome of the vote when considering future executive compensation arrangements.
     In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting. On this matter, abstentions will have no effect on the voting.
THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS
A VOTE “FOR” APPROVAL OF THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS
     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order to be included in the Corporation’s proxy statement and form of proxy relating to its 2011 Annual Meeting pursuant to Rule 14a-8 promulgated by the SEC (“Rule 14a-8”), proposals from stockholders to be presented at the 2011 Annual Meeting must be received by the Secretary of the Corporation no later than December 9, 2010. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 will be considered untimely is February 20, 2011. If notice of such a stockholder proposal is received by the Corporation on or after February 20, 2011, then the Corporation’s proxy for the 2011 Annual Meeting may confer discretionary authority to vote on such matter without discussion of such matter in the proxy statement for the 2011 Annual Meeting.
AUDITORS
     Mauldin & Jenkins, Certified Public Accountants, L.L.C. (“Mauldin & Jenkins”), was selected as the Corporation’s auditor on July 2, 2004 and has served as such through the fiscal years ended December 31, 2009. Mauldin & Jenkins has been selected by the Audit Committee to continue to serve in such capacity for the current fiscal year. A representative of Mauldin & Jenkins is expected to be present at the Meeting and will have the opportunity to make a statement if he so desires. The Mauldin & Jenkins representative also is expected to be available to respond to appropriate questions.
     Audit Fees. Mauldin & Jenkins has billed the Corporation aggregate fees totaling $90,007 for fiscal year 2009, and $87,253 for fiscal year 2008, for professional services rendered for the audit of the Corporation’s annual financial statements and the reviews of the financial statements included in the Corporation’s Forms 10-Q and 10-K for 2008 and for services that are normally provided by Mauldin & Jenkins in connection with statutory and regulatory filings.
Audit-Related Fees. Mauldin & Jenkins billed the Corporation aggregate fees totaling $11,958 for fiscal year 2009, and aggregate fees totaling $11,829 for fiscal year 2008, for assurance and related services that were reasonably related to the performance of the audit or review of the Corporation’s financial statements, including audit of employee benefit plan financial statements.
Tax Fees. Carr, Riggs and Ingram billed the Corporation aggregate fees totaling $34,927for fiscal year 2009, and aggregate fees totaling $39,853 for fiscal year 2008, for professional services rendered for tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and quarterly estimates.
Audit Committee Preapproval Policies. The Audit Committee of the Board of Directors has adopted preapproval policies and procedures with respect to engagements of Mauldin & Jenkins in accordance with the Audit Committee charter.
Independence. The Audit Committee of the Board of Directors has considered whether the provision by Mauldin & Jenkins of the services covered by the fees other than the audit fees is compatible with maintaining Mauldin & Jenkins’ independence and believes that it is compatible.

OTHER BUSINESS
     Management currently knows of no other business to be brought before the Meeting. If other business is brought properly before the Meeting, the accompanying Proxy will be voted in the discretion of the persons designated in such Proxy, unless the “Authority Withheld” box has been checked.
ANNUAL REPORT ON FORM 10-K
     The Corporation will furnish to any stockholder upon written request, without charge, a copy of the Corporation’s Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the SEC. Requests for the above information should be directed to: Stockholder Relations Department, United Bancorporation of Alabama, Inc., P. O. Box 8, Atmore, Alabama 36504.

APPENDIX A
Approved: September 15, 2009
UNITED BANCORPORATION OF ALABAMA, INC.
AUDIT COMMITTEE CHARTER
I. GENERAL STATEMENT OF PURPOSE
     The Audit Committee of the Board of Directors (the “Committee”) of United Bancorporation of Alabama, Inc. (the “Company”) shall assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditors qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements.
     It is not the role of the Committee to duplicate the work of internal and independent auditors; rather, its role is that of oversight. Management is responsible for preparing the Company’s financial statements and related disclosures and the Company’s independent auditors are responsible for auditing those financial statements. It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with GAAP.
     The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements prepared or presented to them by (i) the audit committee of the Company’s subsidiary, United Bank (the “Bank”), (ii) officers and other employees of the Company or the Bank, whom such member believes to be reliable and competent in the matters presented, and (iii) counsel, public accountants or others persons as to matters which the member believes to be within the professional competence of such person.
II. AUDIT COMMITTEE COMPOSITION
     The Committee shall consist of a majority of independent members of the Board of Directors of the Company. In order to be considered independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company; (ii) be an officer or employee of the Company or the Bank; or (iii) own five percent or more of the voting securities of the Company or the Bank. The Board of Directors shall designate one member of the Committee to be the Chairman of the Committee. All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities.

Appendix A — Page 1

III. MEETINGS
The Committee shall meet as often as it determines, but not less frequently than quarterly. Minutes of each meeting will be compiled by the Company’s Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company or any other person designated by the Committee.
IV. AUTHORITY AND RESPONSIBILITIES
The Committee shall generally be responsible for the following:
A. Retention of Independent Auditor. The Committee shall be directly responsible for the appointment, compensation, oversight, evaluation and termination of any independent auditor employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The Committee shall affirm an understanding with the independent auditor that they must report directly to the Committee.
B. Preapproval of Services. All auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services provided to the Company by the Company’s auditors which are not prohibited by law shall be preapproved by the Committee pursuant to such processes as are determined to be advisable. Preapproved shall include blanket preapproval of non-prohibited services for limited dollar amounts which the Committee, in its business judgment, does not believe possess the potential for abuse or conflict.
The preapproval requirement set forth above, shall not be applicable with respect to the provision of non-audit services, if:
(i)	the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

(ii)	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(iii)	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.
The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meetings.

Appendix A — Page 2

C. Procedures for Complaints. The Committee shall establish procedures to facilitate:
(i)	the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(ii)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
Those procedures are reflected in the Policy attached hereto as Appendix I.
D. Financial Statement and Disclosure Matters. The Committee, to the extent it deems necessary or appropriate, shall:
•	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including the disclosures made in management’s discussion and analysis of financial condition and results of operations prior to the filing of the Company’s Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including (i) any significant changes in the Company’s selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company’s internal controls, (iii) the development, selection and disclosure of critical accounting estimates, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

•	Discuss with management the Company’s earnings press releases, including the use of “pro forma”, “adjusted” or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Discuss with management and the internal auditors the effect of regulatory initiatives on the Company’s financial statements.

Appendix A — Page 3

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including (i) the adoption of, or changes to, the Company’s significant auditing and accounting principles and practices, (ii) the management letter provided by the independent auditor and the Company’s response to that letter, and (iii) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management.
E. Oversight of the Company’s Relationship with the Independent Auditor.
•	Review the experience and qualifications of the senior members of the independent auditor team.

•	Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships, both direct and indirect, between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

•	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

•	Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

•	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Appendix A — Page 4

F. Oversight of the Company’s Internal Audit Function.
•	Review the appointment and replacement of the senior internal auditing executive.

•	Review the significant reports to management prepared by the internal auditing department and management’s responses.

•	Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

•	The Committee may rely on reports and recommendations of, and may delegate all or part of the oversight matters described above to, the audit committee of the Bank.
G. Compliance Oversight.
•	Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities Exchange Act of 1934.

•	Obtain reports from management and the Company’s senior internal auditing executive relating to the Company’s conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

•	Review with management and the Company’s internal auditors compliance with laws and regulations. Advise the Board with respect to the Company’s compliance with applicable laws and regulations.

•	Review with the Company’s counsel pending material litigation and compliance matters.

•	The Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.
H. Miscellaneous Powers and Responsibilities.
•	The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	The Committee shall have the responsibility to submit the minutes of all meetings of the Committee to the Board of Directors.

Appendix A — Page 5

•	The Committee shall have the responsibility of reviewing and assessing the adequacy of this Charter at least annually.

•	The Committee shall be responsible for the oversight of the Company’s Code of Ethics; however, the Committee is not responsible for assuring compliance with the Company’s Code of Ethics.

•	The Committee shall have the responsibility to prepare the report required to be included in the Company’s annual proxy statement by the rules of the Securities and Exchange Commission.

•	The Committee shall have the power to access the Company’s counsel without the approval of management, as it determines necessary to carry out its duties.

•	The Committee shall also have the authority without the consent of management or the Board, at the Company’s expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

•	The Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies and review management’s replies to such correspondence, complaints, or reports.

•	The Committee shall have the responsibility to discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Appendix A — Page 6

Approved: December 9, 2008
APPENDIX 1
to United Bancorporation of Alabama, Inc.
Audit Committee Charter
WHISTLEBLOWER POLICY
Procedures for the Submission of Complaints Regarding
Accounting, Internal Accounting Controls or Auditing Matters
     The Audit Committee of the Board of Directors (the “Audit Committee”) of the United Bancorporation of Alabama, Inc. (the “Company”) has established the following procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters (“Accounting Matters”) and (2) the confidential, anonymous submission by employees and third parties of concerns regarding questionable accounting or auditing matters.
     1. The Company shall promptly forward to the Audit Committee any complaints that it receives regarding Accounting Matters.
     2. Any employee of the Company or its subsidiary, United Bank (the “Bank”), may submit, on a confidential, anonymous basis if the employee so desires, any good faith concerns regarding Accounting Matters, including, without limitation, the following:
•	fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

•	fraud or deliberate error in the recording and maintaining of financial records of the Company;

•	deficiencies in or noncompliance with the Company’s internal accounting controls;

•	misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

•	deviation from full and fair reporting of the Company’s financial condition.
     All such concerns shall be set forth in writing and forwarded in a sealed envelope to the Chairman of the Audit Committee, in an envelope labeled with a legend such as: “To be opened by the Audit Committee only. Being submitted pursuant to the “Whistleblower Policy” adopted by the Audit Committee.” If an employee would like to discuss any matter with the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate. If the employee would prefer an alternative method of contact, the employee may mail a complaint as indicated above to the Company’s Whistleblower Post Office Box using the address listed below.
     3. Third parties who are not employees of the Company or the Bank with concerns regarding Accounting Matters, including those items listed above, are directed to forward their complaints to the Company’s Whistleblower Post Office Box in the same manner as described above.

Appendix 1 to Audit Committee Charter — Page 1

     4. Following the receipt of any complaints submitted hereunder, the Audit Committee will determine whether the complaint actually pertains to Accounting Matters and, when possible, acknowledge receipt of the complaint to the sender. Complaints relating to Accounting Matters will be reviewed under Audit Committee direction and oversight by such persons, including internal audit personnel, as the Audit Committee determines to be appropriate. To the extent requested and maintained by the sender confidentiality of complaints will be maintained to the fullest extent possible, consistent with the need to conduct an adequate review. All complaints that the Audit Committee determines do not pertain to Accounting Matters will be referred to the Chairman of the United Bank Board.
     5. Prompt and appropriate corrective action with respect to complaints relating to Accounting Matters will be taken when and as warranted in the judgment of the Audit Committee.
     6. The Audit Committee may enlist committee members (of the Audit Committee and the Bank Audit Committee), employees of the Company or the Bank and/or outside legal, accounting or other advisors, as it deems appropriate, to conduct any investigation of complaints regarding Accounting Matters.
     7. The Company will not discharge, demote, suspend, threaten, harass or in any manner discriminate against any Company or Bank employee in the terms and conditions of employment based upon any lawful actions of such employee with respect to good faith reporting of complaints regarding Accounting Matters or otherwise as specified in Section 806 of the Sarbanes-Oxley Act of 2002.
     8. The Audit Committee shall retain as a part of the records of the Audit Committee any such complaints or concerns in accordance with the Company’s document retention policy.
CONTACT INFORMATION:
Audit Committee Chairman
Post Office Box 8
Atmore, Alabama 36504
(251) 446-6001
Whistleblower Post Office Box
Post Office Box 1383
Atmore, Alabama 36504

Appendix 1 to Audit Committee Charter — Page 2

UNITED BANCORPORATION OF ALABAMA, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
          The undersigned stockholder of United Bancorporation of Alabama, Inc. (the “Corporation”), Atmore, Alabama, hereby constitutes and appoints Michael R. Andreoli, Dale M. Ash, L. Walter Crim, Robert R. Jones, III, William J. Justice, Richard K. Maxwell, Leslie H. Cunningham and David D. Swift, Sr. and any of them, with full power of substitution, proxies to vote the number of shares of Corporation common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on May 5, 2010, at 3:00 p.m., local time, or at any adjournments thereof (the “Meeting”), upon the proposals described in the Proxy Statement and Notice of Annual Meeting of Stockholders, both dated April 5, 2010, receipt of which is hereby acknowledged, in the manner specified below.
Proposal 1. Election as director to serve until the 2013 Annual Meeting of Stockholders and until his successor is elected and qualified:
Michael R. Andreoli and David D. Swift, Sr.
[   ] FOR all nominees listed (except as indicated below).
To withhold authority for any individual nominee, write that nominee’s name in the space provided
[   ] VOTE WITHHELD from all nominees.
Proposal 2. Approval of an advisory (non-binding) proposal regarding executive compensation.
[   ] FOR
[   ] AGAINST
[   ] ABSTAIN
In their sole discretion, the proxies are authorized to vote upon such other business as may come properly before the Meeting or any adjournment thereof.
[   ] AUTHORIZED   [   ] AUTHORITY WITHHELD
          This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR election of the above-named nominees as directors, FOR Proposal 2, and with discretionary authority on all other matters that may come properly before the Meeting.
          Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:		, 2010

	Month Day		Signature of Stockholder

Signature of Other Stockholder
(If held jointly)
THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION’S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER(S) PRIOR TO ITS EXERCISE.